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                                                                     EXHIBIT 4.1


                                   JD EDWARDS
                                      LOGO

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


 THIS CERTIFICATE IS TRANSFERABLE IN                           CUSIP 281667 10 5
CHICAGO, ILLINOIS OR NEW YORK, NEW YORK


THIS CERTIFIES THAT                                        SEE REVERSE FOR:
                                                      CERTAIN DEFINITIONS AND A
                                                     STATEMENT AS TO THE RIGHTS,
                                                     PREFERENCES, PRIVILEGES AND
                                                        LIMITATIONS OF SHARES






IS THE OWNER OF



FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $0.001 PER SHARE, OF


                             J.D. EDWARDS & COMPANY

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY A DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL OF THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF THE CORPORATION AS THE SAME MAY BE FROM TIME TO TIME AMENDED TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS.
         THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.
         WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:


            [SIG]                     JD EDWARDS                [SIG]
VICE PRESIDENT, GENERAL COUNSEL,        [SEAL]          CHAIRMAN, PRESIDENT AND
         AND SECRETARY                                  CHIEF EXECUTIVE OFFICER


                                          COUNTERSIGNED AND REGISTERED:
                                            HARRIS TRUST COMPANY OF CALIFORNIA
                                                                TRANSFER AGENT
                                                                 AND REGISTRAR
                                          BY

                                                          AUTHORIZED SIGNATURE








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                             J.D. EDWARDS & COMPANY

        A statement of the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common                       UNIF GIFT MIN ACT - ____________ Custodian ____________
   TEN ENT - as tenants by the entirety                                       (Cust)                 (Minor)
   JT TEN  - as joint tenants with right of                                 under Uniform Gifts to Minors
             survivorship and not as tenants                                Act _______________________________
             in common                                                                    (State)

                                                        UNIF TRF MIN ACT -  ____________ Custodian (until age __)
                                                                              (Cust)
                                                                            _____________ under Uniform Transfer
                                                                              (Minor)
                                                                            to Minors Act ______________________
                                                                                                (State)

    Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED, _____________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Date _________________________

                               X ______________________________________________

                               X ______________________________________________

                         NOTICE: THE SIGNATURE(S) TO THIS AGREEMENT MUST
                                 CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By ____________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO SEC RULE 17Ad-15.

Keep this certificate in a safe place, if it is lost, stolen, or destroyed, the Corporation may require a bond of indemnity as a condition to the issuance of a replacement certificate.